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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        September 20, 2000
                                                --------------------------------


                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


           Ohio                      1-8116                  31-0785108
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
     of incorporation)               Number)                     No.)


4288 West Dublin-Granville Road, Dublin, Ohio                   43017
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (614) 764-3100
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 1.        Changes in Control of Registrant.
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               Not applicable.


Item 2.        Acquisition or Disposition of Assets.
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               Not applicable.


Item 3.        Bankruptcy or Receivership.
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               Not applicable.


Item 4.        Changes in Registrant's Certifying Accountant.
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               Not applicable.


Item 5.        Other Events.
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               On September 20, 2000, the Company issued a press release
               announcing the promotions of three executives and the formation of a strategic planning team. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 6.        Resignations of Registrant's Directors.
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               Not applicable.

Item 7.        Financial Statements and Exhibits.
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               Not applicable.

Item 8.        Change in Fiscal Year.
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               Not applicable.

Item 9.        Sales of Equity Securities Pursuant to Regulation S.
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               Not applicable.

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                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WENDY'S INTERNATIONAL, INC.

                                            By:  /s/ Kerrii B. Anderson
                                                ---------------------------
                                                 Kerrii B. Anderson
                                                 Executive Vice President &
                                                 Chief Financial Officer

Date:   September 20, 2000
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                                                                      EXHIBIT 99


WENDY'S PROMOTES THREE TO EXECUTIVE VICE PRESIDENT POSITIONS

CALHOON, CHESNUT AND MCGINNIS TO JOIN COMPANY'S STRATEGIC PLANNING TEAM

     DUBLIN, Ohio (September 20, 2000) - Wendy's International, Inc. (NYSE: WEN) today announced it has promoted three Company veterans to executive vice president positions and named them to its corporate strategic planning team. All three were senior vice presidents.
     Donald F. Calhoon, 49, has been promoted to Executive Vice President of Marketing responsible for the total marketing process at Wendy's(R). Calhoon, a 22-year Company veteran, leads Wendy's brand planning, research and analysis, new product marketing, advertising production, media buying, communications, public relations and event planning departments. He also manages Wendy's highly successful advertising program featuring Founder Dave Thomas, which has helped produce record sales and profits throughout the past decade.
     Kathie T. Chesnut, 49, has been promoted to Executive Vice President of Research and Development, Quality Assurance and Supply Chain Management for Wendy's. Chesnut has been with the Company for 10 years and has guided the evolution of Wendy's highly successful and disciplined product development process. She is also responsible for creating innovative methods for managing purchasing and distribution costs and leads the Company's rigorous focus on quality assurance.
     Kathleen A. McGinnis, 48, has been promoted to Executive Vice President of Human Resources and Training for Wendy's. McGinnis, an 11-year veteran of Wendy's, has elevated the human resources and training functions resulting in a highly motivated management team, well-trained staff at the corporate and restaurant levels, reduced employee turnover and a consistent approach to compensation and benefits. She recently led the development of the Company's "People Excellence" program, a systemwide initiative that strengthens Wendy's culture of keeping its employment promise and retaining a motivated staff to better serve customers.
     "These promotions recognize the outstanding contributions made by three senior members of the executive management team," said Chief Executive Officer and President Jack Schuessler. "I'm counting on Don, Kathie and Kathy to continue to make significant contributions to the Company and the Wendy's brand in the years ahead."

CORPORATE STRATEGIC PLANNING
     The three new executive vice presidents join the Company's strategic planning team, which has the goal of maximizing sales and profits and improving shareholder value. The planning team reports to Schuessler as the Company continues to focus the critical corporate planning function in the CEO's office.
     Working closely with Schuessler on corporate planning is Executive Vice President and Chief Financial Officer Kerrii Anderson, who recently joined the Company.
     "Kerrii brings a fresh perspective to the Company as well as the strategic focus and financial discipline required as we plan for the future," said Schuessler.

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     The planning team includes the leaders of the Company's primary business divisions: Tom Mueller, President and COO of Wendy's North America; Paul House, President and COO of Tim Hortons(R); and Jim Rieger, Senior Vice President of International Wendy's. Other key senior officers from Wendy's and Tim Hortons are on the planning team and contribute to the planning process.
     The strategic planning team has two primary responsibilities:
     - Provide strategic guidance and corporate resources to the Company's business divisions - Wendy's North America, International Wendy's and Tim Hortons - on a day-to-day basis. The goal is to continue to produce sales growth and profits while improving returns for the Company and franchisees.
     - Work with the CEO and CFO on long-term planning, fine-tune the Company's vision, evaluate opportunities and develop strategies for growth.
     "We have a strong foundation with our two quality brands," said Schuessler. "Our track record with the Wendy's brand in North America and the Tim Hortons brand in Canada are unquestionably outstanding. There is a depth of talent throughout the organization, a systemwide commitment to continuous improvement and a record of delivering quality sales and earnings growth.
     "Going forward, we must continue to grow the core businesses in a high quality fashion while at the same time develop additional opportunities that will produce sales and earnings and improve return on capital," Schuessler added.
     Some of the Company's opportunities include:
     - Wendy's franchise real estate development program, a successful initiative that helps franchisees develop new restaurants.
     - Restaurant formats such as the full-sized Wendy's-Tim Hortons combination units, which are producing outstanding results. There are more than 100 combination units in Canada and the U.S.
     - Research, development and testing of new restaurant formats to penetrate markets and improve return on capital. The formats include Wendy's restaurants with two drive-through lanes, a walk-up counter and no seating; smaller Wendy's units with fewer seats; and Wendy's units engineered for unique locations in major cities such as Manhattan.
     - Sales and margin enhancing programs in Wendy's restaurants. They include the growth and expansion of the late night program (after 10:00 p.m.), new food preparation procedures to reduce crew labor hours and the national rollout of the highly successful Service Excellence(R) program.
     - Sales and margin enhancing programs in Tim Hortons restaurants. They include a speed of service program for the drive through window at Tim Hortons restaurants, expansion into the lunch period with Tim's Own(R) sandwiches and soups, and successful new products such as coffee cake and iced cappuccino.
     -    Rapid improvement of the Tim Hortons' U.S. business.
     - The expansion of Wendy's sandwich bun baking and distribution facilities, which will ensure quality throughout the system, add sales and earnings and deliver return on capital consistent with the Company's stated goals.

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     Wendy's International, Inc. is one of the world's largest restaurant operating and franchising companies, with $7.1 billion in 1999 systemwide sales and two quality brands - Wendy's and Tim Hortons. Wendy's Old Fashioned Hamburgers(R) was founded in 1969 by Dave Thomas and is the third largest quick-service hamburger chain in the world with more than 5,700 restaurants in the United States, Canada and international markets. Tim Hortons was founded in 1964 by Tim Horton and Ron Joyce and is the largest coffee and fresh baked goods chain in Canada. There are more than 1,750 restaurants in Canada and nearly 115 in the U.S.

CONTACT:
John D. Barker (614-764-3044 or john_barker@wendys.com)
Denny Lynch (614-764-3413 or denny_lynch@wendys.com)

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